UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2016

GREATBATCH, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16137	16-1531026
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2595 Dallas Parkway, Suite 310, Frisco, Texas	75034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (716) 759-5600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On February 24, 2016, Greatbatch, Inc. (the “Company”) sent a notice (the “Blackout Notice”) to its directors and officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended. This Blackout Notice informs these directors and officers that they will be subject to certain trading restrictions with respect to shares of Company common stock as a result of a blackout imposed on participants in the Company’s 401(k) Plan (the “Plan”) holding units of the Greatbatch Stock Fund in connection with the spin-off of QiG Group, LLC, which will convert into Nuvectra Corporation prior to the completion of the spin-off (“Nuvectra”). The blackout period is expected to begin on March 10, 2016 and end during the week of March 13, 2016.

The Blackout Notice was sent pursuant to Section 306(a) of the Sarbanes-Oxley Act and Regulation BTR, which generally impose restrictions on trading in issuer equity securities by directors and officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, in the event that 50% or more of an issuer’s plan participants are so restricted with respect to the shares in their plan accounts. Federal law generally requires 30 days advance notice of a blackout period. The Plan administrator was unable to provide this amount of advance notice because the timing with respect to the blackout period was dependent on a closing date for the spin-off transaction, which was not identified until February 23, 2016.

On February 24, 2016, the Plan administrator delivered notice to the Company of the trading restrictions relating to the Plan pursuant to Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended.

A copy of the Blackout Notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

On February 24, 2016, the Company issued a press release announcing that the Company’s Board of Directors has approved the spin-off of Nuvectra from the Company in the form of a tax-free pro rata dividend involving the distribution on March 14, 2016 of all outstanding shares of Nuvectra common stock to holders of the Company’s common stock as of the close of business on March 7, 2016.

The full text of the Company’s press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Form of Notice of Blackout Period, dated February 24, 2016
99.2	Press Release issued by Greatbatch, Inc., dated February 24, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	February 24, 2016	GREATBATCH, INC.

		By:	/s/ Michael Dinkins
Michael Dinkins
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Form of Notice of Blackout Period, dated February 24, 2016
99.2	Press Release issued by Greatbatch, Inc., dated February 24, 2016